Exhibit 10.1

THIRD AMENDMENT

TO

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG

EXTERRAN HOLDINGS, INC.

EXTERRAN ENERGY SOLUTIONS, L.P.

EXTERRAN GP LLC

EXTERRAN GENERAL PARTNER, L.P.

EXTERRAN PARTNERS, L.P.

AND

EXLP OPERATING LLC

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED

OMNIBUS AGREEMENT

This Third Amendment (this “Amendment”) to the Third Amended and Restated Omnibus Agreement is entered into on, and effective as of, April 10, 2014 (the “Effective Date”), and is by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”).  The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”

RECITALS:

The Parties entered into that certain Third Amended and Restated Omnibus Agreement dated as of June 10, 2011, as amended by that certain First Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 8, 2012 and that certain Second Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 31, 2013 (as so amended, the “Omnibus Agreement”).

The Parties desire to amend the Omnibus Agreement to evidence their agreement to increase the maximum selling, general and administrative costs that may be allocated to the Partnership in Section 3.2(a) of the Omnibus Agreement to take into account the Partnership’s acquisition of certain assets in the transaction contemplated by that certain Purchase and Sale Agreement dated as of February 27, 2014, between MidCon Compression, L.L.C., an Oklahoma limited liability company, and the Operating Company.

The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Omnibus Agreement Amendment.

(a)          Section 3.2(a) is hereby replaced in its entirety with the following:

“Notwithstanding Section 3.1, the amount that the Exterran Entities are entitled to receive from the Partnership Group pursuant to Section 3.1 for selling, general and administrative costs during any particular quarter beginning with the first full quarter following the consummation of the Partnership’s acquisition of certain assets in the transaction (the “MidCon Acquisition”) contemplated by that certain Purchase and Sale Agreement dated as of February 27, 2014, between MidCon Compression, L.L.C., an Oklahoma limited liability company, and the Operating Company and ending with the quarter that concludes at the end of the Limit Period shall not exceed $17.7 million (the “SG&A Limit”); provided, that with respect to the quarter during which the MidCon Acquisition is consummated, the SG&A Limit shall be the sum of (A) the product of $15.0 million multiplied by a fraction of which the numerator is the number of days in such period prior to consummation of the MidCon Acquisition and of which the denominator is 91 and (B) the product of $17.7 million multiplied by a fraction of which the numerator is the number of days in such period on and after consummation of the MidCon Acquisition and of which the denominator is 91. The SG&A Limit shall be reduced by any cash selling, general and administrative costs incurred directly by the Partnership Group during the applicable period. In the event that during the Limit Period the Partnership Group makes any additional acquisitions of assets or businesses or the business of the Partnership Group otherwise expands after consummation of the MidCon Acquisition, then the Parties shall negotiate in good faith any appropriate increase in the SG&A Limit in order to account for any adjustments in the nature and extent of the selling, general and administrative services provided by the Exterran Entities to the Partnership Group, with any such increase in the SG&A Limit subject to the approval of the Conflicts Committee.”

2.             Acknowledgement.  Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.             Counterparts.   This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

EXTERRAN GP LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Third Amendment to the Third Amended and Restated Omnibus Agreement]

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Third Amendment to the Third Amended and Restated Omnibus Agreement]